Exhibit 99.1

Safe Harbor Statement

•      Certain statements contained in this presentation are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Reference is made to Nexxus Lighting’s filings under the Securities Exchange Act for factors that could cause actual results to differ materially. Nexxus Lighting undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

Nexxus Lighting

An exciting time to be in lighting!
• Emerging, truly disruptive and superior technology advantage
• Solid State LED Lighting is currently a more expensive technology but has demonstrable ROI /paybacks
• OEM Lamp and fixture manufacturers are rushing to integrate the technology into their product offering
• This demand is driving dramatic volume increases in LED wafer materials, die, phosphors, complete LED packages, PCB’s, electronic components, drivers, etc.

Perception of the Market
If you attended Light + Build in Frankfurt or Light Fair 2010 in Las Vegas, you would leave thinking the world is lit with LEDs.

LEDs are the next great light source
Per Jed Dorsheimer’s newly published report “The Third Cycle” LED lighting will reach a “cumulative penetration of between 32.3% and 60.3% of the global lighting market by 2020.”
However, commercial and consumer adoption rates will be different and are more difficult to forecast in the short term:
•	Current macro elements of global economic uncertainty
•	Availability of credit / financing restraint
•	Current corporate cash conservation mentality
•	Budgets are tight– both “personal” and “project”

Key adoption drivers
•	Product Performance

– Avoiding CFL Headaches – Color, Dimming, Environmental/Disposal

•	Purchase Price vs. Current Choices

– Higher Initial Cost vs. Payback Over Time

•	Governmental Regulations

– Energy Independence Act 2007

• Example: New Minimum LPW Standards for Par lamps become effective July 14, 2012

•	Incentives

– Utility Rebates

– Tax Credits

The race has really just started!

The Two Emerging Packs
•	Commodity / Consumer Product Focus
– Lower performing LED lamps driven by the race to the consumer and focused on retail price
– Numerous Imported Products
– “Good Enough” Mentality
• Less Lumens, Lower Lumens Per Watt, Poor Color Quality, Shorter Life Ratings, Shorter or No Warranty
•	Commercial Lighting / Specification Focus
– Nexxus Lighting’s Array Lighting brand has emerged as a leader in performance
– Higher Quality and Premium Performance

Consumer Market
•	The market potential is huge!
– By Far the Largest Replacement Lamp Opportunity in terms of number of sockets
• That is why the race to Home Depot, Lowes and Wal-Mart by the larger conglomerates is no surprise
•	The issue is money and how often the lights are on!
• Avg. residential customer only burns their lights an average of 2-3 hours a day
• “It’s the price dummy!” – Consumers are used to paying only pennies per bulb and buy in very small quantities – 5 to 10 bulbs at a time
– Not as sensitive to a decrease in light levels
• Most people are not measuring Footcandles or Lux in their homes!

Commercial Market
•	Quality and Performance Matter
– Warranty and Reputation of Manufacturer
•	Much longer average burn hours
– Over 10 hours a day on average and many applications are on 24 hours a day / 7 days a week
•	The quantity of light (measured footcandles / Lux) should be meeting IESNA guidelines for the applications they are lighting and were originally designed for.
– Total Lumens and Center Beam Candle Power Matter!
•	The quality of the light – color and color rendering (CRI) are critical!

Commercial Market
•	Failure is not an option – when you are installing hundreds or thousands of lamps in certain projects
•	Weight of Lamp – affects the system
– Track heads will droop and down light trims will pull out due to vibration. Even though you don’t feel it, all buildings have vibration.
•	Dimming Compatibility
•	A low price is not as high on the list
– Price still matters – but quality and performance matter more!
•	Bottom line... The commercial customer can not afford to make a purchasing mistake!

Nexxus / Array Lighting Strategy
•	Nexxus has focused on developing the Array Lighting line of LED replacement lamps for the specification / performance driven, Commercial Lighting market.
– Sold primarily through electrical wholesale distributors, ESCOs and Lighting Maintenance Contractors
•	Branding Strategy
– Array = Premium grade quality and performance

“Think Different.”
•	From the start… Nexxus Lighting has taken a different approach
– Patented design with light weight recycled injection molded outer shells
– Lower power – more efficient dies
– Unique and patent pending Selective Heat Sink (SHS™) approach – eliminated the heavy cast aluminum heat sink/housings you see everywhere
– Better lamp to lamp color consistency
– Better dimming capabilities

High Quality / Automation

Now…Nexxus Lighting is introducing its 2nd Generation

G2 Design

Array Lighting G2

•    Designed to comply with the newly published standards for Integral LED replacement lamps

•    New Higher Color Rendering LEDs

  –     Greater than 80 CRI

•    New 2700° Kelvin Color Temp Offering

•    New custom Architectural Black Shell Offering

•    New GU24 Base choice

Array Lighting G2

Quality and Performance

Selective Heat Sink Technology. Metal rods are placed at key junction points where LEDs are connected to the circuit board maximizing lamp life, and ensuring consistent color quality for the rated 50,000 hours

Meet the Array PAR38 Lamp.
Dimmability. Array LED lamps have unique dimming circuitry which allows them to dim smoothly from 100% to 10% on most standard commercial dimmers.
Color Consistency. Array LED lamps utilize an array of high efficacy, low power LED’s to create a smooth layering of color with unmatched color consistency.
Recycled Plastic Housings. SHS Technology allows Array lamp housings to be made from Bayer MaterialScience®, Bayblend recycled plastic resin.
Lightweight. Injected molded, recycled plastic lamp housings and minimal metal content make Array LED lamps the lightest weight LED lamps on the market.
Automated Production. High standards of consistency due to an automated manufacturing process, which includes no hand soldering or screws in the design.
Traditional Lamp Sizes. Array lamps are designed as a direct replacement for standard incandescent lamps. Simply remove your existing lamp and replace it with our state of the art, Array LED lamp.

New from Nexxus
Par 38	• High Lumen Output
– Greater than 800 lumens at 2700K
– Greater than 900 Lumens at 3000K
• High Center Beam Candle Power
• High CRI – Greater than 80 CRI
– LM-79 Tested K at 85 CRI
• Only 13.0 Ounce Weight
• Dimmable
• 3 Year Warranty

New from Nexxus

•	The Array Quantum LED R30 has the highest efficacy (lumens per watt) performance with over 90 CRI (Color Rendering Index) of any LED lamp in the market
– 90 CRI
– 65 Lumens Per Watt (519 lumens at 7.8 watts)
– 2700° Kelvin ANSI Color Temp

New GU24 Base Option
•	Eliminates potential for re-installing a less efficient lamp in socket
•	Fits Universal GU24 Sockets
•	Avail for:
– Par38
– R30

The Nexxus Difference
• Leading edge technology, design and performance
– Broad Intellectual Property Base
– Constant Innovation
– Multi-Generational Product Designs
– Specification Quality / Commercial Lighting Focus
– Expanding Product Offering

Nexxus Lighting, Inc.
• Corporate Headquarters and R&D in Charlotte, NC
• Array Products ship from our Orlando Operations Facility in Florida
• Array is manufactured in Mexico
• NASDAQ: NEXS